UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2021

Date of reporting period:	12/31/2021

Item 1 – Reports to Stockholders

PGIM SHORT-TERM CORPORATE BOND FUND

ANNUAL REPORT

DECEMBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short-Term Corporate Bond Fund informative and useful. The report covers performance for the 12-month period ended December 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve (the Fed) slashed interest rates and kept them near zero to encourage borrowing.

Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation, supply-chain challenges, and COVID-19 variants that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, along with the global rollout of approved vaccines, lifted equity markets to record levels and helped most stocks around the globe post gains for the full period.

While investors sought safety in fixed income early in the period, they turned cautious later due to concerns about higher inflation and the Fed reducing its bond-buying programs. During the period, investment-grade bonds in the US and the overall global bond market, along with emerging market debt, posted negative returns. US high yield corporate bonds posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short-Term Corporate Bond Fund

February 15, 2022

PGIM Short-Term Corporate Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/21

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-2.79	2.16	2.16	—

(without sales charges)	-0.56	2.62	2.39	—

Class C

(with sales charges)	-2.29	1.89	1.64	—

(without sales charges)	-1.31	1.89	1.64	—

Class R

(without sales charges)	-0.99	2.30	2.10	—

Class Z

(without sales charges)	-0.41	2.87	2.65	—

Class R2

(without sales charges)	-0.81	N/A	N/A	2.66 (12/27/2017)

Class R4

(without sales charges)	-0.47	N/A	N/A	2.92 (12/27/2017)

Class R6

(without sales charges)	-0.31	2.98	N/A	2.58 (03/02/2012)

Bloomberg 1–5 Year US Credit Index

	-0.55	2.90	2.68	—

Average Annual Total Returns as of 12/31/21 Since Inception (%)
			Class R2, Class R4 (12/27/2017)	Class R6 (03/02/2012)

Bloomberg 1–5 Year US Credit Index			3.04	2.51

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2011) and the account values at the end of the current fiscal year (December 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short-Term Corporate Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Bloomberg 1–5 Year US Credit Index—The Bloomberg 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 12/31/21
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.22	1.04	1.02

Class C	0.13	0.24	0.23

Class R	0.18	0.65	0.38

Class Z	0.24	1.18	1.10

Class R2	0.20	0.77	3.38

Class R4	0.23	1.02	7.52

Class R6	0.25	1.27	1.25

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 12/31/21 (%)

AAA	15.1

AA	9.3

A	24.1

BBB	45.1

BB	3.6

Not Rated	0.9

Cash/Cash Equivalents	1.9

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Short-Term Corporate Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short-Term Corporate Bond Fund’s Class Z shares returned –0.41% in the 12-month reporting period that ended December 31, 2021, outperforming the –0.55% return of the Bloomberg 1–5 Year US Credit Index (the Index).

How did the short-term US investment-grade corporate bond sector perform?

•

The short-term investment-grade corporate bond sector, as measured by the Index, outperformed the broader credit market on a total return basis in the reporting period, posting a return of –0.55%, but it underperformed on an excess return basis, generating excess returns of 0.50% over US Treasuries. US corporate bonds of all durations, as measured by the Bloomberg Credit Index, returned –1.08% for the period, with an excess return to US Treasuries of 1.51%. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•

Short-term corporate bonds outperformed the broader credit market in the first quarter of the period, as US corporate bonds generally delivered negative total returns. US Treasury yields rose sharply amid fears that renewed economic growth could lead to higher inflation. Outside of the inflation scare, fundamentals remained healthy, with management teams continuing to reduce expenses, pause share buybacks, and improve free cash flow. Technicals also remained favorable, with strong investor demand from yield-seeking US investors, as well as non-US investors, offsetting higher-than-expected issuance.

•

US corporate bonds performed well in the second quarter of the period, supported by better-than-expected corporate earnings, positive COVID-19 vaccination progress, favorable credit fundamentals, an accommodative Federal Reserve (Fed), and a solid technical backdrop driven by strong demand and positive net flows. Technicals remained strong amid steady demand, which included buying from overseas investors and pensions, supported by a monetary system flush with cash, dwindling alternatives offering enhanced yields, and accommodative central banks. Meanwhile, demand for new issue remained elevated in light of reduced net issuance.

•

US corporate bonds remained largely range-bound in the third quarter of the period, with spreads widening slightly, as the market faced growing concerns around the COVID-19 Delta variant, a slower growth outlook, the prospect of the Fed announcing a tapering of its monthly bond purchases, and stress in the Chinese property sector. (Corporate spreads are the yield differential between a corporate bond and a US Treasury security of the same maturity.) Still, the market remained supported by solid corporate earnings, favorable credit fundamentals, and a solid technical backdrop driven by strong demand and positive net flows that readily absorbed the heavy pace of new issues. By quality, BBB-rated bonds outperformed their higher-rated peers given the benefit of higher carry in the range-bound environment for spreads as well as shorter duration, on average, than higher-quality buckets. Fundamentals remained solid, with leverage back to pre-pandemic levels, above-trend earnings growth, and positive ratings trajectories.

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•

US corporate bonds underperformed in the fourth quarter of the period amid dealer balance sheet unwinds into year end, concerns around the COVID-19 Omicron variant, elevated corporate new primary issuance, and increased Fed hawkishness, with most of the spread widening occurring in November as long-end Treasury yields declined. Technicals remained solid, with steady demand supported by ongoing monetary policy stimulus and over $14 trillion of negative-yielding debt around the world. For the full period, mutual fund inflows totaled approximately $321 billion. Meanwhile, the primary market remained active, with more-than-typical December supply bringing full-year 2021 issuance to $1.4 trillion. While down 22% from the record hit in 2020, 2021 supply was up 26% from 2019. Fundamentals continued to improve, with revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) moving in a positive direction. Despite some initial signs that inflation was beginning to have an impact, profit margins also improved. Leverage of around three times was slightly lower than pre-pandemic levels.

What worked?

•

The Fund continued to make modest allocations to out-of-Index fixed income sectors to diversify away from short-term investment-grade corporate bonds and to add incremental yield. The Fund’s out-of-Index exposure to short-duration, high-quality, high yield bonds was the largest contributor to performance during the period.

•

The Fund’s overweight relative to the Index and security selection within investment-grade corporates, along with allocations to AAA-rated collateralized loan obligations and commercial mortgage-backed securities, also contributed to performance. Security selection within emerging markets was also a contributor.

•

Within credit, security selection in upstream and midstream energy, foreign non-corporates, automotive, real estate investment trusts, and electric utilities added to performance. Overweights relative to the Index to Petroleos Mexicanos (foreign non-corporate), Occidental Petroleum Corp. (upstream energy), and Broadcom Inc. (technology) were among the top single-name contributors to performance.

What didn’t work?

•

While overall security selection was positive for the period, security selection in Treasuries detracted from results. An underweight relative to the Index to emerging markets was also modestly negative.

•	Within credit, positioning in finance companies detracted from performance. Overweights to Citigroup Inc. (banking) and IHS Markit Ltd. (technology) limited results.

Did the Fund use derivatives?

The Fund utilized US Treasury futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Overall, relative to the Index, security selection in Treasury futures detracted from performance for the reporting period.

PGIM Short-Term Corporate Bond Fund	9

Strategy and Performance Overview (continued)

Current outlook

•

Expectations are for modestly wider spreads by year-end as the fundamental backdrop becomes less favorable. Spreads remain close to their post-financial-crisis tights, supported by low default rates, strong demand, and attractive yields relative to many high-quality alternatives. Leverage should continue to decline with additional EBITDA growth, in PGIM Fixed Income’s view, with earnings growth moderating to about 10%. The rating agencies tend to lag improvement in credit fundamentals; thus, the positive ratings trend should continue, with rising stars potentially reaching more than $100 billion over the next 12 to 18 months.

•

PGIM Fixed Income sees potential risks to the investment-grade market from rising geopolitical risks (especially regarding China and Russia), inflation concerns, higher US Treasury yields, an increase in merger-and-acquisition activity, an equity market correction, more shareholder-friendly management behavior, and less accommodative central banks.

•

PGIM Fixed Income is looking to capitalize on the additional carry afforded by select higher-yielding BBB-rated bonds, solid credits in stressed industries, select improving cyclicals, and “off-the-run” bonds, and it favors more defensive financials and electric utilities over higher-quality industrials. (Newly issued securities are considered to be “on-the-run,” while older securities already issued and outstanding are referred to as “off-the-run.”).

•

Within industrials, PGIM Fixed Income favors BBB-rated issuers that are focused on preserving or improving credit metrics over their higher-quality peers, which may be more likely to pursue aggressive financial policies at the expense of the balance sheet. PGIM Fixed Income is also optimistic on BBB-rated energy bonds, as the sector should continue to benefit from globally strengthening oil and natural gas demand.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Short-Term Corporate Bond Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 994.42	0.66%	$3.32

	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

Class C	Actual	$1,000.00	$ 990.46	1.45%	$7.27

	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class R	Actual	$1,000.00	$ 991.59	1.05%	$5.27

	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class Z	Actual	$1,000.00	$ 994.51	0.47%	$2.36

	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40

Class R2	Actual	$1,000.00	$ 992.49	0.88%	$4.42

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Class R4	Actual	$1,000.00	$ 993.74	0.63%	$3.17

	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Class R6	Actual	$1,000.00	$ 994.98	0.38%	$1.91

	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.5%

ASSET-BACKED SECURITIES 12.5%

Collateralized Loan Obligations

Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.224%(c)	07/15/31	5,000	$4,998,485
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.371(c)	10/13/30	5,000	5,002,710
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.276(c)	11/27/31	65,000	64,957,951
Series 2018-11A, Class A1L, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.225(c)	07/26/31	10,000	9,997,041
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.222(c)	10/17/32	50,000	49,980,770
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.228(c)	05/17/31	14,000	13,991,921
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.224(c)	04/15/32	45,000	44,969,603
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.472(c)	07/20/32	32,500	32,506,035
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.212(c)	01/20/32	43,000	42,985,247
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.312(c)	07/20/34	19,500	19,499,963
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.104(c)	04/24/31	18,150	18,139,898
Series 2017-02A, Class AR, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.082(c)	04/20/30	99,000	98,961,598
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	1.322(c)	07/20/34	60,000	59,966,574
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.354(c)	10/15/29	10,000	10,000,184

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	13

Schedule of Investments (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elevation CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.404%(c)	07/15/29	20,000	$19,996,850
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.582(c)	10/20/33	17,500	17,521,175
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	1.272(c)	04/20/34	49,000	48,975,769
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.332(c)	10/20/34	50,000	50,009,315
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.874(c)	04/15/29	10,245	10,242,049
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.244(c)	04/25/32	53,375	53,337,184
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1S, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.856(c)	11/15/31	35,000	35,170,555
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.250(c)	04/21/31	29,645	29,644,374
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	1.424(c)	06/20/34	40,000	40,012,868
Series 2020-22A, Class A1, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)	2.091(c)	09/01/31	18,000	18,024,818
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.238(c)	04/22/30	45,000	44,998,290
Ocean Trails CLO (Cayman Islands),
Series 2019-07A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	1.132(c)	04/17/30	30,000	29,999,961
Octagon Investment Partners 31 LLC (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.182(c)	07/20/30	16,750	16,746,617
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.232(c)	10/20/31	75,000	74,975,692
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.382(c)	10/30/30	34,622	34,647,289

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.232%(c)	07/20/30	27,350	$27,336,399
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.222(c)	07/16/31	45,000	45,000,967
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.372(c)	10/17/30	35,000	35,002,370
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.299(c)	07/25/31	21,000	21,000,006
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.234(c)	04/25/31	10,000	9,997,285
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.372(c)	07/20/30	19,708	19,703,946
Silver Rock CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)	1.782(c)	10/20/31	16,000	16,024,795
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.195(c)	01/26/31	10,000	9,997,402
Series 2013-03RA, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.272(c)	04/18/31	21,243	21,237,005
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.194(c)	10/23/31	40,000	39,987,128
Series 2017-03A, Class A1R, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.112(c)	10/20/30	25,000	24,988,003
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.212(c)	01/20/32	60,000	59,959,722
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.229(c)	07/23/33	45,000	45,005,548
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.312(c)	10/29/34	25,000	24,999,985
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.292(c)	07/20/34	39,500	39,477,730

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	15

Schedule of Investments (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TICP CLO Ltd. (Cayman Islands),
Series 2018-IA, Class A1, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)	0.955%(c)	04/26/28	31,460	$31,453,529
Tralee CLO Ltd. (Cayman Islands),
Series 2021-07A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.444(c)	04/25/34	32,000	32,033,782
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	1.592(c)	07/20/32	20,000	20,029,932
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class ARR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	1.154(c)	10/25/28	25,243	25,232,009
Venture CLO Ltd. (Cayman Islands),
Series 2016-24A, Class ARR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	1.032(c)	10/20/28	23,246	23,238,862
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.193(c)	10/17/32	25,000	24,976,350
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.284(c)	07/19/34	30,000	30,004,671
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.382(c)	01/20/32	9,000	9,002,039
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.254(c)	07/24/32	30,500	30,488,593
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	1.334(c)	10/15/34	25,000	25,000,025
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.414(c)	04/15/30	24,432	24,287,095

TOTAL ASSET-BACKED SECURITIES (cost $1,714,995,308)				1,715,725,964

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.7%
Benchmark Mortgage Trust,
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	66,200	67,409,428
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A3	2.575	08/10/49	12,800	13,120,352

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%	03/10/48	27,750	$27,740,362
Series 2015-DC01, Class A3	3.219	02/10/48	20,000	19,993,718
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A4	3.311	03/15/49	45,920	48,427,482
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP03, Class A3	2.523	08/15/49	16,726	16,764,998
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C029, Class A3	3.058	05/15/49	10,148	10,566,999
Series 2016-C032, Class ASB	3.514	12/15/49	6,898	7,242,030
Morgan Stanley Capital I Trust, Series 2015-MS01, Class A3	3.510	05/15/48	7,575	7,912,487
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS01, Class A3	3.058	05/15/48	5,791	5,801,117
Series 2016-BNK01, Class A2	2.399	08/15/49	10,436	10,532,331

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $238,328,538)				235,511,304

CORPORATE BONDS 82.3%

Aerospace & Defense 1.3%
Boeing Co. (The),
Sr. Unsec’d. Notes	1.167	02/04/23	30,000	30,005,053
Sr. Unsec’d. Notes	2.700	02/01/27	49,380	50,342,565
Sr. Unsec’d. Notes	4.508	05/01/23	20,000	20,864,405
Sr. Unsec’d. Notes	4.875	05/01/25	22,970	25,153,725
Sr. Unsec’d. Notes	7.950	08/15/24	1,874	2,166,413
L3Harris Technologies, Inc., Sr. Unsec’d. Notes	3.850	06/15/23	4,460	4,634,179
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	3.650	08/16/23	405	421,043
Sr. Unsec’d. Notes	3.700	12/15/23	4,380	4,578,582
Spirit AeroSystems, Inc., Sr. Sec’d. Notes(a)	3.850	06/15/26	30,500	31,315,872
Teledyne Technologies, Inc., Gtd. Notes	2.250	04/01/28	15,000	15,056,169

				184,538,006

Agriculture 1.3%
Altria Group, Inc.,
Gtd. Notes	2.350	05/06/25	10,505	10,762,415
Gtd. Notes	4.800	02/14/29	3,161	3,569,932

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	17

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557%	08/15/27	2,180	$2,288,337
Gtd. Notes	4.700	04/02/27	28,229	31,106,465
BAT International Finance PLC (United Kingdom), Gtd. Notes(a)	1.668	03/25/26	34,130	33,542,448
Gtd. Notes, 144A	3.950	06/15/25	3,000	3,195,194
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	0.875	05/01/26	43,430	41,964,010
Sr. Unsec’d. Notes	1.500	05/01/25	15,400	15,450,776
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450	06/12/25	341	368,220
Viterra Finance BV (Netherlands), Gtd. Notes, 144A	2.000	04/21/26	35,200	35,005,009

				177,252,806

Airlines 0.9%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	1,305	1,260,270
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23	2,747	2,778,794
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.625	03/15/22	20,670	20,693,757
Sr. Unsec’d. Notes(a)	3.800	04/19/23	3,700	3,779,610
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Sec’d. Notes, 144A	4.500	10/20/25	20,455	21,515,257
Southwest Airlines Co.,
Sr. Unsec’d. Notes	4.750	05/04/23	20,965	21,962,648
Sr. Unsec’d. Notes(a)	5.125	06/15/27	14,215	16,270,248
Sr. Unsec’d. Notes	5.250	05/04/25	13,915	15,458,008
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	12,515	13,058,119
Sr. Sec’d. Notes, 144A	4.625	04/15/29	4,540	4,708,701

				121,485,412

Apparel 0.4%
Michael Kors USA, Inc., Gtd. Notes, 144A	4.500	11/01/24	12,991	13,711,019

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel (cont’d.)
VF Corp.,
Sr. Unsec’d. Notes	2.050%	04/23/22	17,598	$17,677,523
Sr. Unsec’d. Notes	2.400	04/23/25	22,475	23,107,950

				54,496,492

Auto Manufacturers 4.5%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A(a)	1.450	03/02/26	27,845	27,586,375
Gtd. Notes, 144A	2.550	08/15/22	14,575	14,750,171
Gtd. Notes, 144A	3.700	05/04/23	25,000	25,899,953
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A, SOFR + 0.750%	0.800(c)	12/13/24	10,870	10,880,086
Gtd. Notes, 144A	1.125	12/14/23	15,000	15,003,246
Gtd. Notes, 144A	1.625	12/13/24	7,460	7,513,622
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	50,000	50,500,000
Sr. Unsec’d. Notes	3.087	01/09/23	17,580	17,852,160
Sr. Unsec’d. Notes, GMTN	4.389	01/08/26	1,900	2,044,705
General Motors Co.,
Sr. Unsec’d. Notes	5.400	10/02/23	7,750	8,300,003
Sr. Unsec’d. Notes(a)	6.800	10/01/27	9,780	12,026,343
General Motors Financial Co., Inc.,
Gtd. Notes	3.150	06/30/22	21,060	21,278,711
Gtd. Notes	3.250	01/05/23	5,500	5,620,224
Gtd. Notes	3.700	05/09/23	10,025	10,326,115
Gtd. Notes	3.950	04/13/24	17,555	18,487,381
Gtd. Notes	4.350	01/17/27	4,925	5,424,679
Sr. Unsec’d. Notes, SOFR + 1.200%	1.250(c)	11/17/23	14,355	14,517,348
Sr. Unsec’d. Notes	1.250	01/08/26	39,885	38,998,085
Sr. Unsec’d. Notes	1.500	06/10/26	9,390	9,244,664
Sr. Unsec’d. Notes	1.700	08/18/23	20,255	20,447,002
Sr. Unsec’d. Notes	2.400	04/10/28	11,815	11,814,603
Sr. Unsec’d. Notes	2.400	10/15/28	23,040	22,975,237
Sr. Unsec’d. Notes	2.750	06/20/25	26,520	27,384,390
Sr. Unsec’d. Notes	2.900	02/26/25	4,580	4,743,212
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	1.125	09/16/24	14,285	14,056,086
Sr. Unsec’d. Notes, 144A, MTN	1.850	09/16/26	15,000	14,634,589
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	3.043	09/15/23	14,985	15,380,064
Sr. Unsec’d. Notes, 144A	3.522	09/17/25	4,000	4,191,906

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	19

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Stellantis Finance US, Inc.,
Gtd. Notes, 144A(a)	1.711%	01/29/27		18,920	$18,617,852
Stellantis NV,
Sr. Unsec’d. Notes	5.250	04/15/23		53,358	56,064,428
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.200(cc)	10/24/25		10,000	10,680,262
Sr. Unsec’d. Notes, MTN	0.800	10/16/25		63,290	61,819,296
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	0.750	11/23/22		20,310	20,307,483

					619,370,281

Auto Parts & Equipment 0.3%
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	10/01/25		32,277	36,045,438

Banks 24.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	1.241(c)	04/12/23		6,200	6,262,056
Sr. Unsec’d. Notes	1.722(ff)	09/14/27		20,400	20,021,502
Sr. Unsec’d. Notes	1.849	03/25/26		26,200	26,051,880
Sr. Unsec’d. Notes	2.746	05/28/25		10,000	10,344,056
Sr. Unsec’d. Notes	3.500	04/11/22		13,600	13,709,046
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24	(oo)	3,685	3,839,735
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25	(oo)	12,815	12,996,049
Sr. Unsec’d. Notes	1.734(ff)	07/22/27		93,500	92,793,798
Sr. Unsec’d. Notes, MTN(a)	0.981(ff)	09/25/25		29,920	29,569,217
Sr. Unsec’d. Notes, MTN	1.197(ff)	10/24/26		56,790	55,676,131
Sr. Unsec’d. Notes, MTN	1.319(ff)	06/19/26		10,040	9,935,508
Sr. Unsec’d. Notes, MTN	2.015(ff)	02/13/26		52,845	53,544,689
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29		22,800	22,666,915
Sr. Unsec’d. Notes, MTN	2.456(ff)	10/22/25		22,420	23,023,458
Sr. Unsec’d. Notes, MTN	3.864(ff)	07/23/24		35,000	36,472,136
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27		65,520	65,060,644
Sub. Notes, MTN	4.000	01/22/25		8,680	9,282,115
Sub. Notes, MTN	4.200	08/26/24		20,000	21,431,280
Sub. Notes, Series L, MTN	3.950	04/21/25		11,000	11,761,503
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	1.600	04/24/25		26,025	26,220,435
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes, Series 2	3.625(ff)	10/27/81		50,000	48,294,105

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A	3.750%	07/20/23		12,555	$13,098,090
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	2.279(ff)	11/24/27		1,445	1,448,639
Sr. Unsec’d. Notes	2.852(ff)	05/07/26		5,395	5,561,294
Sr. Unsec’d. Notes	3.932(ff)	05/07/25		66,446	69,936,897
Sr. Unsec’d. Notes, MTN	4.338(ff)	05/16/24		5,124	5,336,878
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27		22,690	22,076,736
Sr. Unsec’d. Notes, 144A	2.159(ff)	09/15/29		6,595	6,460,442
Sr. Unsec’d. Notes, 144A	2.219(ff)	06/09/26		4,580	4,626,927
Sr. Unsec’d. Notes, 144A	3.375	01/09/25		27,787	29,215,728
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.045(ff)	10/19/27		13,595	13,478,874
Sr. Unsec’d. Notes, 144A	2.375	01/14/25		15,075	15,340,927
Sr. Unsec’d. Notes, 144A	4.000	09/12/23		6,390	6,686,520
Sub. Notes, 144A, MTN	4.500	03/15/25		3,640	3,923,286
Sub. Notes, 144A, MTN	5.700	10/22/23		10,000	10,749,797
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25	(oo)	26,675	27,123,793
Jr. Sub. Notes, Series W	4.000(ff)	12/10/25	(oo)	15,000	15,098,881
Sr. Unsec’d. Notes	0.981(ff)	05/01/25		26,835	26,642,349
Sr. Unsec’d. Notes(a)	1.122(ff)	01/28/27		58,200	56,712,612
Sr. Unsec’d. Notes	1.462(ff)	06/09/27		81,450	79,963,899
Sr. Unsec’d. Notes	3.142(ff)	01/24/23		11,311	11,325,925
Sr. Unsec’d. Notes(a)	3.352(ff)	04/24/25		33,180	34,659,957
Sr. Unsec’d. Notes	4.044(ff)	06/01/24		8,140	8,489,998
Sr. Unsec’d. Notes	4.500	01/14/22		2,400	2,402,836
Sub. Notes	4.300	11/20/26		5,378	5,951,178
Sub. Notes	4.450	09/29/27		2,780	3,099,721
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27		9,015	8,759,766
Sr. Unsec’d. Notes, 144A, MTN	1.907(ff)	06/16/26		7,005	7,020,924
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	2.950	04/09/25		18,380	19,248,098
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	3.800	06/09/23		25,000	25,913,154
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27		12,675	12,251,375
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26		3,250	3,270,257
Sr. Unsec’d. Notes, 144A(a)	2.593(ff)	09/11/25		19,500	19,904,381
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	1.171(ff)	12/08/23		16,640	16,635,364

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	21

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Danske Bank A/S (Denmark), (cont’d.)
Sr. Unsec’d. Notes, 144A	1.621%(ff)	09/11/26		2,050	$2,023,546
Sr. Unsec’d. Notes, 144A	3.244(ff)	12/20/25		2,500	2,600,112
Sr. Unsec’d. Notes, 144A	5.000(ff)	01/12/23		5,200	5,204,421
Sr. Unsec’d. Notes, 144A	5.375	01/12/24		10,000	10,768,474
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, SOFR + 1.219%	1.269(c)	11/16/27		4,625	4,620,481
Sr. Unsec’d. Notes	1.686	03/19/26		11,140	11,109,895
Sr. Unsec’d. Notes	2.129(ff)	11/24/26		1,935	1,932,553
Sr. Unsec’d. Notes	2.311(ff)	11/16/27		3,525	3,524,277
Sr. Unsec’d. Notes	3.950	02/27/23		19,320	19,927,158
Sr. Unsec’d. Notes, Series D	5.000	02/14/22		10,350	10,397,040
Discover Bank,
Sr. Unsec’d. Notes	2.450	09/12/24		7,500	7,675,386
Sr. Unsec’d. Notes	3.350	02/06/23		9,710	9,944,005
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A(a)	1.535(ff)	05/25/27		32,540	32,068,924
First Horizon Corp.,
Sr. Unsec’d. Notes	3.550	05/26/23		26,450	27,262,910
FNB Corp.,
Sr. Unsec’d. Notes	2.200	02/24/23		11,845	11,958,067
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26	(oo)	16,130	15,953,158
Sr. Unsec’d. Notes, SOFR + 0.790%	0.840(c)	12/09/26		28,200	28,222,105
Sr. Unsec’d. Notes	1.093(ff)	12/09/26		28,400	27,670,099
Sr. Unsec’d. Notes	1.431(ff)	03/09/27		51,705	50,642,217
Sr. Unsec’d. Notes	1.542(ff)	09/10/27		72,845	71,409,290
Sr. Unsec’d. Notes	2.908(ff)	06/05/23		48,970	49,380,354
Sr. Unsec’d. Notes, EMTN	3.500(cc)	05/31/24		5,000	5,285,930
Sr. Unsec’d. Notes, MTN	2.905(ff)	07/24/23		25,800	26,087,973
Sub. Notes(a)	5.950	01/15/27		13,224	15,593,389
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	0.976(ff)	05/24/25		17,105	16,896,888
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24		5,400	5,663,321
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.375	01/12/23		31,245	31,961,048
Sr. Unsec’d. Notes, Series XR, 144A	3.250	09/23/24		17,300	18,000,387
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC(a)	4.625(ff)	11/01/22	(oo)	11,600	11,549,126
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25	(oo)	15,824	16,174,988
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.599(c)	04/30/22	(oo)	6,846	6,864,027

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Jr. Sub. Notes, Series II	4.000%(ff)	04/01/25	(oo)	5,225	$5,255,006
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%(a)	3.534(c)	04/01/22	(oo)	20,000	20,009,708
Sr. Unsec’d. Notes	1.040(ff)	02/04/27		20,000	19,347,609
Sr. Unsec’d. Notes(a)	1.045(ff)	11/19/26		59,970	58,418,526
Sr. Unsec’d. Notes	1.470(ff)	09/22/27		51,000	50,000,545
Sr. Unsec’d. Notes	1.578(ff)	04/22/27		73,755	72,894,693
Sr. Unsec’d. Notes	2.005(ff)	03/13/26		25,000	25,309,920
Sr. Unsec’d. Notes	2.083(ff)	04/22/26		24,675	25,050,124
Sr. Unsec’d. Notes	2.301(ff)	10/15/25		34,120	34,878,120
Sr. Unsec’d. Notes	3.559(ff)	04/23/24		48,980	50,590,245
Sr. Unsec’d. Notes	3.797(ff)	07/23/24		25,000	26,055,310
Sr. Unsec’d. Notes(a)	4.023(ff)	12/05/24		25,230	26,575,640
Sub. Notes	3.375	05/01/23		10,000	10,320,148
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.326(ff)	06/15/23		15,410	15,437,476
Sr. Unsec’d. Notes	2.438(ff)	02/05/26		22,615	23,091,854
Sr. Unsec’d. Notes	2.907(ff)	11/07/23		21,300	21,642,043
Sr. Unsec’d. Notes	3.870(ff)	07/09/25		9,165	9,688,171
Sr. Unsec’d. Notes	3.900	03/12/24		4,765	5,029,878
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.538(ff)	07/20/27		65,830	64,707,442
Sr. Unsec’d. Notes	2.193	02/25/25		22,430	22,893,379
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	0.849(ff)	09/08/24		23,245	23,145,393
Sr. Unsec’d. Notes	1.241(ff)	07/10/24		36,740	36,828,778
Sr. Unsec’d. Notes	1.554(ff)	07/09/27		28,455	27,945,480
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.734(c)	01/18/22	(oo)	17,375	17,381,433
Sr. Unsec’d. Notes	0.790(ff)	05/30/25		24,585	24,260,458
Sr. Unsec’d. Notes	0.985(ff)	12/10/26		50,880	49,357,107
Sr. Unsec’d. Notes	1.593(ff)	05/04/27		33,720	33,374,394
Sr. Unsec’d. Notes, GMTN	1.512(ff)	07/20/27		32,690	32,173,825
Sr. Unsec’d. Notes, MTN	0.560(ff)	11/10/23		32,670	32,615,205
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25		15,750	16,235,068
Sr. Unsec’d. Notes, Series F, MTN	3.875	04/29/24		24,110	25,580,543
Sub. Notes, GMTN	4.350	09/08/26		2,500	2,769,058
Sub. Notes, MTN	4.100	05/22/23		35,000	36,462,040
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A	1.200	04/23/23		23,855	24,008,515
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	1.642(ff)	06/14/27		19,170	18,879,506

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	23

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
NatWest Group PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	3.875%	09/12/23		15,672	$16,341,631
Sr. Unsec’d. Notes	4.269(ff)	03/22/25		12,290	13,015,956
Sr. Unsec’d. Notes	4.519(ff)	06/25/24		6,800	7,115,795
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A(a)	0.750	08/28/25		14,855	14,501,007
PNC Bank NA,
Sub. Notes	2.950	01/30/23		615	628,847
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN	1.150	06/10/25		39,830	39,480,669
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN	1.792(ff)	06/09/27		12,690	12,416,338
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25		23,170	23,750,708
Sr. Unsec’d. Notes, 144A, MTN	3.875	03/28/24		29,090	30,625,041
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes(a)	1.902	09/17/28		18,905	18,545,542
Sr. Unsec’d. Notes	2.348	01/15/25		17,590	18,017,805
Sr. Unsec’d. Notes	2.696	07/16/24		31,828	32,888,257
Sr. Unsec’d. Notes(a)	3.102	01/17/23		7,795	7,974,845
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A	1.300	06/02/23		18,270	18,376,998
Truist Bank,
Sr. Unsec’d. Notes	1.500	03/10/25		11,000	11,070,071
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800(ff)	09/01/24	(oo)	5,500	5,749,573
Jr. Sub. Notes, Series P	4.950(ff)	09/01/25	(oo)	4,500	4,860,764
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.250	06/01/26		35,460	34,730,113
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.008(ff)	07/30/24		21,325	21,265,218
Sr. Unsec’d. Notes, 144A	1.494(ff)	08/10/27		16,550	16,148,514
Sr. Unsec’d. Notes, 144A	3.491	05/23/23		21,667	21,890,072
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	1.982(ff)	06/03/27		17,600	17,130,285
Sr. Unsec’d. Notes, 144A	2.569(ff)	09/22/26		6,745	6,752,369
Sr. Unsec’d. Notes, 144A, MTN(a)	4.625	04/12/27		2,250	2,465,107
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.164(ff)	02/11/26		126,625	128,718,672
Sr. Unsec’d. Notes, MTN	3.196(ff)	06/17/27		45,795	48,364,664

					3,310,780,811

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.5%
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750%	07/15/26	25,340	$26,109,332
Gtd. Notes, 144A	4.450	05/15/25	18,070	19,574,439
Constellation Brands, Inc.,
Gtd. Notes	4.750	11/15/24	8,215	8,978,604
JDE Peet’s NV (Netherlands),
Gtd. Notes, 144A	1.375	01/15/27	4,894	4,723,188
Keurig Dr. Pepper, Inc.,
Gtd. Notes	4.057	05/25/23	2,012	2,096,849
Gtd. Notes	4.417	05/25/25	5,745	6,261,330

				67,743,742

Biotechnology 0.1%
Baxalta, Inc.,
Gtd. Notes	4.000	06/23/25	7,300	7,863,962

Building Materials 0.5%
Carrier Global Corp.,
Sr. Unsec’d. Notes	2.242	02/15/25	38,920	39,874,899
Lennox International, Inc.,
Gtd. Notes	1.350	08/01/25	6,120	6,049,586
Gtd. Notes	1.700	08/01/27	2,530	2,489,417
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes	7.700	02/15/26	3,000	3,678,053
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	18,329	19,407,041

				71,498,996

Chemicals 1.7%
Celanese US Holdings LLC,
Gtd. Notes	4.625	11/15/22	8,900	9,183,327
CF Industries, Inc.,
Gtd. Notes, 144A	4.500	12/01/26	16,500	18,332,805
Chevron Phillips Chemical Co. LLC/Chevron Phillips
Chemical Co. LP,
Sr. Unsec’d. Notes, 144A	3.400	12/01/26	11,559	12,390,055
Sr. Unsec’d. Notes, 144A	5.125	04/01/25	25,000	27,760,856
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625	05/15/26	8,208	8,845,351

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	25

Schedule of Investments (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.205%	11/15/23	30,640	$32,400,438
Eastman Chemical Co.,
Sr. Unsec’d. Notes	7.250	01/15/24	13,400	14,804,437
FMC Corp.,
Sr. Unsec’d. Notes	3.200	10/01/26	14,160	14,986,281
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A	1.832	10/15/27	14,385	14,159,694
LYB International Finance III LLC,
Gtd. Notes	1.250	10/01/25	14,954	14,735,075
Mosaic Co. (The),
Sr. Unsec’d. Notes	3.250	11/15/22	43,215	44,077,038
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	14,245	14,834,551
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	2.750	06/01/22	1,076	1,083,720
Westlake Chemical Corp.,
Sr. Unsec’d. Notes	3.600	07/15/22	10,000	10,076,098

				237,669,726

Commercial Services 2.1%
Ashtead Capital, Inc. (United Kingdom),
Gtd. Notes, 144A(a)	1.500	08/12/26	20,725	20,322,162
Automatic Data Processing, Inc.,
Sr. Unsec’d. Notes	1.700	05/15/28	7,215	7,199,111
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/01/24	3,975	4,113,577
Sr. Unsec’d. Notes	2.600	12/15/25	7,000	7,247,900
Sr. Unsec’d. Notes	3.950	06/15/23	13,415	13,949,170
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	14,985	15,369,641
Gtd. Notes, 144A	3.300	12/01/26	9,230	9,796,136
Gtd. Notes, 144A	3.800	11/01/25	19,523	21,013,079
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	16,290	16,753,584
IHS Markit Ltd.,
Gtd. Notes, 144A	4.750	02/15/25	20,739	22,537,993
Gtd. Notes, 144A	5.000	11/01/22	15,876	16,258,432
Sr. Unsec’d. Notes(a)	3.625	05/01/24	12,500	13,104,286
Sr. Unsec’d. Notes	4.125	08/01/23	6,260	6,536,029

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Leland Stanford Junior University (The),
Unsec’d. Notes	1.289%	06/01/27		12,495	$12,352,410
Moody’s Corp.,
Sr. Unsec’d. Notes	3.750	03/24/25		68,500	73,202,530
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	3.500	03/16/23		6,240	6,424,993
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/25		16,325	17,575,298
Sr. Unsec’d. Notes	4.125	09/12/22		5,899	6,035,296

					289,791,627

Computers 1.4%
Apple, Inc.,
Sr. Unsec’d. Notes	1.125	05/11/25		40,000	39,913,797
Sr. Unsec’d. Notes	3.000	02/09/24		13,990	14,575,558
Sr. Unsec’d. Notes	3.350	02/09/27		7,000	7,607,484
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes	5.850	07/15/25		22,500	25,521,467
Genpact Luxembourg Sarl,
Gtd. Notes	3.375	12/01/24		21,970	23,146,534
Gtd. Notes	3.700	04/01/22		6,110	6,137,809
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26		15,895	15,852,711
International Business Machines Corp.,
Sr. Unsec’d. Notes(a)	1.700	05/15/27		22,200	22,131,906
Leidos, Inc.,
Gtd. Notes(a)	2.950	05/15/23		7,040	7,208,762
Gtd. Notes	3.625	05/15/25		8,205	8,710,818
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25		18,920	19,126,898

					189,933,744

Diversified Financial Services 1.5%
American Express Co.,
Jr. Sub. Notes	3.550(ff)	09/15/26	(oo)	16,080	16,124,341
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes	3.000	04/02/25		11,305	11,809,852
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875	05/01/24		37,750	40,358,217

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	27

Schedule of Investments   (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series G	5.375%(ff)	06/01/25	(oo)	11,850	$12,925,277
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	3.500(cc)	06/12/24		3,870	4,116,520
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes	0.700	06/15/23		22,050	22,031,295
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	1.653	07/14/26		16,975	16,693,759
Sr. Unsec’d. Notes(a)	2.172	07/14/28		6,100	5,976,634
Sr. Unsec’d. Notes	2.648	01/16/25		17,985	18,504,172
Visa, Inc.,
Sr. Unsec’d. Notes(a)	1.900	04/15/27		10,360	10,529,195
Western Union Co. (The),
Sr. Unsec’d. Notes(a)	1.350	03/15/26		45,050	44,226,517

					203,295,779

Electric 7.2%
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A	1.841	11/15/23		20,000	20,110,930
Alliant Energy Finance LLC,
Gtd. Notes, 144A	1.400	03/15/26		18,650	18,026,492
Gtd. Notes, 144A	3.750	06/15/23		24,100	24,948,423
Ameren Corp.,
Sr. Unsec’d. Notes	1.750	03/15/28		18,710	18,129,663
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.150	12/01/24		6,018	6,303,865
Sr. Unsec’d. Notes	3.200	04/15/25		14,245	14,987,418
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes(a)	4.050	04/15/25		33,010	35,750,846
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	5.125	03/15/28		8,000	8,128,927
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	1.450	06/01/26		24,160	23,757,360
Sr. Unsec’d. Notes	2.500	09/01/24		21,620	22,229,178
Cleveland Electric Illuminating Co. (The),
First Mortgage	5.500	08/15/24		5,925	6,538,656
CMS Energy Corp.,
Sr. Unsec’d. Notes	2.950	02/15/27		2,445	2,544,281
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24		13,520	14,009,595
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24	(oo)	35,129	36,507,314

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Dominion Energy, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	2.450%	01/15/23	10,000	$10,168,184
Sr. Unsec’d. Notes, Series B	2.750	09/15/22	10,000	10,097,940
DTE Energy Co.,
Sr. Unsec’d. Notes	2.250	11/01/22	20,000	20,250,832
Sr. Unsec’d. Notes, Series C	2.529	10/01/24	38,222	39,402,389
Sr. Unsec’d. Notes, Series F	1.050	06/01/25	41,902	41,122,313
Duke Energy Corp.,
Jr. Sub. Notes	3.250(ff)	01/15/82	23,430	22,869,784
Duke Energy Progress LLC,
First Mortgage	3.375	09/01/23	6,690	6,949,282
Edison International,
Sr. Unsec’d. Notes	4.950	04/15/25	28,800	31,403,690
Enel Finance International NV (Italy),
Gtd. Notes, 144A	1.375	07/12/26	11,300	11,028,651
Gtd. Notes, 144A	1.875	07/12/28	32,320	31,524,048
Entergy Corp.,
Sr. Unsec’d. Notes	0.900	09/15/25	32,125	31,182,321
Sr. Unsec’d. Notes	4.000	07/15/22	10,493	10,617,121
Entergy Gulf States Louisiana LLC,
First Mortgage	5.590	10/01/24	3,601	3,973,349
Evergy Metro, Inc.,
Sec’d. Notes	3.650	08/15/25	15,750	16,814,040
Eversource Energy,
Sr. Unsec’d. Notes, Series H	3.150	01/15/25	2,330	2,433,488
Exelon Corp.,
Jr. Sub. Notes	3.497	06/01/22	90,279	91,093,744
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A	3.350	07/15/22	25,000	25,143,874
Georgia Power Co.,
Sr. Unsec’d. Notes	5.750	04/15/23	2,000	2,114,502
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	3.700	09/01/24	8,035	8,419,133
MidAmerican Energy Co.,
First Mortgage	3.100	05/01/27	2,000	2,131,988
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	4,236	4,460,038
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, SOFR + 0.400%	0.450(c)	11/03/23	40,000	39,949,834
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750	06/15/24	9,285	9,702,189

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	29

Schedule of Investments (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Pacific Gas & Electric Co.,
First Mortgage	1.750%	06/16/22		28,700	$28,680,192
First Mortgage(a)	3.000	06/15/28		12,000	12,023,616
Pinnacle West Capital Corp.,
Sr. Unsec’d. Notes	1.300	06/15/25		38,970	38,357,224
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes(a)	0.800	08/15/25		26,665	25,959,533
Sr. Unsec’d. Notes	2.875	06/15/24		14,045	14,542,048
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28		9,809	9,661,406
Sr. Sec’d. Notes	5.625	07/15/22		2,500	2,534,913
Sempra Energy,
Jr. Sub. Notes	4.125(ff)	04/01/52		20,635	20,852,342
Southern California Edison Co.,
First Mortgage, Series D	3.400	06/01/23		36,132	37,158,564
Southern Co. (The),
Sr. Unsec’d. Notes, Series 21-B	1.750	03/15/28		18,625	18,122,971
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.050	03/15/25		5,897	6,149,421
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26	(oo)	6,650	6,747,000
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24		20,525	21,164,323
Sr. Sec’d. Notes, 144A	3.700	01/30/27		10,000	10,392,297
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27		11,540	11,458,095

					988,629,627

Electronics 0.6%
TD SYNNEX Corp.,
Sr. Unsec’d. Notes, 144A	1.250	08/09/24		60,230	59,537,145
Trimble, Inc.,
Sr. Unsec’d. Notes	4.150	06/15/23		16,030	16,677,037

					76,214,182

Foods 1.0%
Campbell Soup Co.,
Sr. Unsec’d. Notes	3.950	03/15/25		14,769	15,806,424

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500%	04/15/29	30,668	$33,778,856
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	62,344	65,250,593
McCormick & Co., Inc.,
Sr. Unsec’d. Notes	2.700	08/15/22	23,140	23,400,577
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	3.900	09/28/23	4,320	4,516,533

				142,752,983

Forest Products & Paper 0.2%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	1.750	09/30/25	23,870	23,992,083
Smurfit Kappa Treasury Funding DAC (Ireland),
Gtd. Notes	7.500	11/20/25	3,902	4,789,125

				28,781,208

Gas 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	16,559	17,746,521
Sr. Unsec’d. Notes	5.875	08/20/26	4,950	5,536,764
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes(a)	0.700	03/02/23	15,430	15,362,002
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A	2.500	11/15/24	10,000	10,340,092
NiSource, Inc.,
Sr. Unsec’d. Notes	0.950	08/15/25	29,120	28,379,165

				77,364,544

Healthcare-Products 0.2%
Boston Scientific Corp.,
Sr. Unsec’d. Notes	3.450	03/01/24	18,915	19,785,079
Sr. Unsec’d. Notes	4.125	10/01/23	7,000	7,314,826
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, SOFR + 0.390%	0.439(c)	10/18/23	5,625	5,632,587

				32,732,492

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	31

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 1.6%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.800%	06/15/23	41,379	$42,397,942
Anthem, Inc.,
Sr. Unsec’d. Notes	2.950	12/01/22	22,580	23,015,213
Bon Secours Mercy Health, Inc.,
Sec’d. Notes	1.350	06/01/25	2,775	2,745,893
Centene Corp.,
Sr. Unsec’d. Notes	2.450	07/15/28	10,000	9,891,899
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	23,576	24,348,155
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	35,000	38,456,929
Sr. Sec’d. Notes	4.750	05/01/23	3,949	4,138,001
Sr. Sec’d. Notes	5.000	03/15/24	7,500	8,068,518
Sr. Sec’d. Notes	5.250	04/15/25	9,400	10,414,124
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A(a)	1.500	06/01/25	5,370	5,365,818
Humana, Inc.,
Sr. Unsec’d. Notes(a)	3.850	10/01/24	3,500	3,715,853
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.300	12/01/24	15,525	15,924,609
Sr. Unsec’d. Notes	3.250	09/01/24	2,320	2,428,541
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	4,585	4,561,253
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	3.450	06/01/26	6,256	6,694,587
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A	2.375	01/28/27	10,800	11,219,924
Sutter Health,
Unsec’d. Notes, Series 20A	1.321	08/15/25	11,250	11,207,026

				224,594,285

Home Builders 0.3%
D.R. Horton, Inc.,
Gtd. Notes	2.500	10/15/24	20,165	20,800,121
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	7,737	8,538,554
Gtd. Notes(a)	6.000	06/01/25	1,644	1,838,263
Toll Brothers Finance Corp.,
Gtd. Notes	4.875	11/15/25	10,000	11,032,709

				42,209,647

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Furnishings 0.4%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A	2.536%	07/19/22	29,325	$29,573,110
Sr. Unsec’d. Notes, 144A	2.679	07/19/24	27,540	28,380,408

				57,953,518

Household Products/Wares 0.1%
Church & Dwight Co., Inc.,
Sr. Unsec’d. Notes	2.450	08/01/22	13,840	13,969,214

Housewares 0.4%
Newell Brands, Inc.,
Sr. Unsec’d. Notes(a)	4.350	04/01/23	30,200	31,154,267
Sr. Unsec’d. Notes(a)	4.700	04/01/26	10,075	10,988,681
Sr. Unsec’d. Notes(a)	4.875	06/01/25	7,500	8,161,162

				50,304,110

Insurance 1.2%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/26	8,610	9,346,997
Sr. Unsec’d. Notes	4.125	02/15/24	4,640	4,927,327
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	5,155	5,553,431
Sr. Unsec’d. Notes	3.950	05/15/24	10,034	10,591,008
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A	0.904	08/12/25	17,200	16,707,581
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	14,168	14,797,469
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,510	2,562,422
Principal Financial Group, Inc.,
Gtd. Notes	3.125	05/15/23	3,500	3,604,168
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A	0.875	01/12/26	22,970	22,258,124
Protective Life Global Funding,
Sec’d. Notes, 144A	1.082	06/09/23	20,125	20,186,083
Unum Group,
Sr. Unsec’d. Notes	4.000	03/15/24	33,130	34,976,036
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22	16,075	16,197,239

				161,707,885

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	33

Schedule of Investments (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes(a)	1.650%	05/12/28	17,390	$17,376,585
Expedia Group, Inc.,
Gtd. Notes	4.625	08/01/27	14,500	16,204,230

				33,580,815

Iron/Steel 0.3%
Reliance Steel & Aluminum Co.,
Sr. Unsec’d. Notes	1.300	08/15/25	9,130	9,000,930
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	1.650	10/15/27	7,750	7,598,320
Sr. Unsec’d. Notes	2.400	06/15/25	3,100	3,180,251
Sr. Unsec’d. Notes	2.800	12/15/24	16,543	17,171,881

				36,951,382

Lodging 0.7%
Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A(a)	3.300	02/15/26	1,750	1,732,547
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes, SOFR + 1.050%	1.100(c)	10/01/23	14,695	14,723,980
Sr. Unsec’d. Notes	1.300	10/01/23	11,760	11,765,745
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.200	08/08/24	19,205	19,516,290
Marriott International, Inc.,
Sr. Unsec’d. Notes(a)	2.300	01/15/22	36,420	36,435,685
Sr. Unsec’d. Notes, Series EE(a)	5.750	05/01/25	9,250	10,416,907
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	3,000	3,151,147

				97,742,301

Machinery-Construction & Mining 0.2%
Weir Group PLC (The) (United Kingdom),
Sr. Unsec’d. Notes, 144A	2.200	05/13/26	28,970	28,738,661

Machinery-Diversified 0.4%
Otis Worldwide Corp.,
Sr. Unsec’d. Notes(a)	2.293	04/05/27	13,945	14,218,944
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.200	06/15/25	4,000	4,174,818
Gtd. Notes	3.450	11/15/26	25,396	26,941,278

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)
Westinghouse Air Brake Technologies Corp., (cont’d.)
Gtd. Notes	4.375%	08/15/23	1,720	$1,785,150
Gtd. Notes	4.400	03/15/24	3,900	4,134,261
Gtd. Notes	4.950	09/15/28	8,770	9,968,599

				61,223,050

Media 1.9%
Charter Communications Operating LLC/Charter
Communications Operating Capital,
Sr. Sec’d. Notes	2.250	01/15/29	29,870	29,213,912
Sr. Sec’d. Notes	4.464	07/23/22	49,305	50,061,250
Sr. Sec’d. Notes	4.908	07/23/25	42,252	46,537,973
Comcast Corp.,
Gtd. Notes	3.375	08/15/25	6,908	7,371,461
Gtd. Notes(a)	3.700	04/15/24	11,340	12,051,198
Gtd. Notes	3.950	10/15/25	23,007	25,153,129
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	8,803	9,174,205
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	17,183	18,271,969
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	520	559,124
ViacomCBS, Inc.,
Jr. Sub. Notes(a)	5.875(ff)	02/28/57	5,449	5,435,970
Sr. Unsec’d. Notes	3.500	01/15/25	5,000	5,271,927
Sr. Unsec’d. Notes	4.750	05/15/25	41,757	45,837,996

				254,940,114

Mining 0.3%
Kinross Gold Corp. (Canada),
Gtd. Notes	5.950	03/15/24	11,414	12,385,323
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.750	02/01/23	8,065	8,181,661
Sr. Unsec’d. Notes	4.750	01/15/22	14,157	14,168,101
Yamana Gold, Inc. (Canada),
Gtd. Notes	4.625	12/15/27	1,925	2,096,481

				36,831,566

Miscellaneous Manufacturing 0.6%
Hillenbrand, Inc.,
Gtd. Notes	5.000	09/15/26	16,150	17,989,267

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	35

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)
Pentair Finance Sarl,
Gtd. Notes	3.150%	09/15/22	25,000	$25,086,423
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A	1.200	03/11/26	25,200	24,847,724
Gtd. Notes, 144A	1.700	03/11/28	9,700	9,604,780
Textron, Inc.,
Sr. Unsec’d. Notes	3.650	03/15/27	5,946	6,388,920
Sr. Unsec’d. Notes	3.875	03/01/25	2,750	2,932,967

				86,850,081

Office/Business Equipment 0.3%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	26,185	26,869,884
Gtd. Notes	5.500	12/01/24	13,500	14,778,098

				41,647,982

Oil & Gas 3.6%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.000	01/15/25	34,734	36,070,961
BP Capital Markets America, Inc.,
Gtd. Notes	3.790	02/06/24	10,800	11,399,148
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes(a)	2.950	01/15/23	11,400	11,611,143
Continental Resources, Inc.,
Gtd. Notes(a)	3.800	06/01/24	29,715	31,017,703
Gtd. Notes(a)	4.500	04/15/23	5,035	5,198,153
Gtd. Notes, 144A	2.268	11/15/26	5,875	5,834,108
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	10/15/27	22,365	23,556,514
Sr. Unsec’d. Notes(a)	5.875	06/15/28	4,000	4,337,436
Diamondback Energy, Inc.,
Gtd. Notes	2.875	12/01/24	57,275	59,461,751
Gtd. Notes	3.250	12/01/26	7,050	7,441,994
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	2.992	03/19/25	20,000	21,037,451
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A	2.000	07/15/26	34,855	34,691,580
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes(a)	3.800	04/01/28	7,265	7,821,033
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.120(s)	10/10/36	34,230	19,433,651

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ovintiv Exploration, Inc.,
Gtd. Notes	5.375%	01/01/26	10,426	$11,569,769
Gtd. Notes	5.625	07/01/24	49,582	54,633,187
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A(a)	5.625	10/15/27	22,598	23,753,371
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.490	01/23/27	18,100	19,301,248
Gtd. Notes	6.840	01/23/30	31,103	32,253,014
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	0.750	01/15/24	16,015	15,832,401
Sr. Unsec’d. Notes	1.125	01/15/26	10,955	10,655,642
Sr. Unsec’d. Notes(a)	4.450	01/15/26	25,000	27,335,660
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27	8,120	8,108,230
Sr. Unsec’d. Notes	2.850	04/15/25	4,600	4,778,859

				487,134,007

Oil & Gas Services 0.2%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes	2.773	12/15/22	21,720	22,148,500

Packaging & Containers 1.8%

Ball Corp.,
Gtd. Notes(a)	4.875	03/15/26	21,297	23,438,300
Gtd. Notes	5.250	07/01/25	8,000	8,812,581
Berry Global, Inc.,
Sr. Sec’d. Notes	0.950	02/15/24	11,905	11,784,032
Sr. Sec’d. Notes	1.570	01/15/26	56,497	55,296,530
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	0.821	04/15/24	62,445	61,468,705
Sealed Air Corp.,
Gtd. Notes, 144A	5.500	09/15/25	38,203	42,262,740
Sr. Sec’d. Notes, 144A	1.573	10/15/26	12,875	12,490,514
Silgan Holdings, Inc.,
Sr. Sec’d. Notes, 144A	1.400	04/01/26	11,575	11,272,358
WRKCo, Inc.,
Gtd. Notes	3.375	09/15/27	4,950	5,262,400
Gtd. Notes	3.750	03/15/25	10,190	10,873,742

				242,961,902

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	37

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 4.3%

AbbVie, Inc.,
Sr. Unsec’d. Notes	2.600%	11/21/24	24,939	$25,865,871
Sr. Unsec’d. Notes	2.950	11/21/26	58,721	61,855,437
Sr. Unsec’d. Notes	3.600	05/14/25	23,064	24,510,720
Sr. Unsec’d. Notes	3.800	03/15/25	26,273	28,026,921
Sr. Unsec’d. Notes(a)	3.850	06/15/24	36,962	39,078,631
Allergan Funding SCS,
Gtd. Notes	3.450	03/15/22	1,350	1,351,461
Gtd. Notes(a)	3.800	03/15/25	13,136	13,825,983
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	2.200	07/15/22	14,455	14,509,065
Gtd. Notes, 144A	3.375	07/15/24	10,600	11,041,831
Gtd. Notes, 144A	3.875	12/15/23	14,490	15,151,029
Gtd. Notes, 144A	4.250	12/15/25	4,913	5,330,601
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.363	06/06/24	11,327	11,859,682
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	2.750	02/15/23	30,500	31,149,175
Sr. Unsec’d. Notes	2.900	07/26/24	7,477	7,816,458
Sr. Unsec’d. Notes	3.875	08/15/25	1,885	2,040,736
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	3.200	03/15/23	21,299	21,847,354
Cigna Corp.,
Gtd. Notes	3.050	11/30/22	14,900	15,188,069
Gtd. Notes	3.250	04/15/25	14,615	15,399,021
Gtd. Notes	3.400	03/01/27	36,034	38,774,415
Gtd. Notes	3.500	06/15/24	7,000	7,347,663
Gtd. Notes	4.500	02/25/26	26,568	29,438,442
CVS Health Corp.,
Sr. Unsec’d. Notes	3.875	07/20/25	19,000	20,436,642
Sr. Unsec’d. Notes	4.300	03/25/28	16,373	18,386,015
Sr. Unsec’d. Notes	5.000	12/01/24	28,966	31,644,720
Sr. Unsec’d. Notes	6.250	06/01/27	1,000	1,209,400
EMD Finance LLC (Germany),
Gtd. Notes, 144A	3.250	03/19/25	5,000	5,270,753
Mylan, Inc.,
Gtd. Notes	4.200	11/29/23	5,085	5,332,768
Gtd. Notes, 144A	3.125	01/15/23	26,100	26,678,255
Perrigo Co. PLC,
Sr. Unsec’d. Notes	4.000	11/15/23	4,878	5,017,618

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875%	09/23/23	31,385	$32,271,479
Viatris, Inc.,
Gtd. Notes(a)	2.300	06/22/27	17,625	17,781,011

				585,437,226

Pipelines 2.8%

El Paso Natural Gas Co. LLC,
Gtd. Notes	8.625	01/15/22	2,675	2,681,459
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	12,892	13,154,863
Sr. Unsec’d. Notes	4.050	03/15/25	2,092	2,216,290
Sr. Unsec’d. Notes	5.875	01/15/24	64,160	69,234,787
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes	4.400	04/01/24	3,675	3,864,808
Enterprise Products Operating LLC,
Gtd. Notes, Series D	4.875(ff)	08/16/77	9,500	8,924,082
EQM Midstream Partners LP,
Sr. Unsec’d. Notes(a)	4.750	07/15/23	1,566	1,627,209
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950	09/01/22	10,000	10,134,186
Gtd. Notes	4.150	02/01/24	16,886	17,768,291
Kinder Morgan, Inc.,
Gtd. Notes(a)	1.750	11/15/26	9,165	9,142,318
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.200	03/15/25	2,900	3,003,256
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A(a)	3.625	04/01/22	3,165	3,180,516
Gtd. Notes, 144A	3.900	04/01/24	5,090	5,281,225
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	9,740	9,672,955
Sr. Unsec’d. Notes	3.375	03/15/23	1,872	1,919,986
Sr. Unsec’d. Notes(a)	4.125	03/01/27	11,570	12,660,017
Sr. Unsec’d. Notes	4.500	07/15/23	7,725	8,047,426
Sr. Unsec’d. Notes	4.875	12/01/24	12,760	13,866,844
Sr. Unsec’d. Notes	4.875	06/01/25	12,500	13,678,817
ONEOK Partners LP,
Gtd. Notes	3.375	10/01/22	6,670	6,756,017
ONEOK, Inc.,
Gtd. Notes	2.750	09/01/24	22,520	23,199,936
Gtd. Notes(a)	5.850	01/15/26	11,177	12,849,127

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	39

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Phillips 66 Partners LP,
Sr. Unsec’d. Notes	2.450%	12/15/24	14,860	$15,221,132
Sr. Unsec’d. Notes	3.605	02/15/25	2,500	2,634,884
Sr. Unsec’d. Notes	3.750	03/01/28	12,095	12,995,059
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	2.850	01/31/23	7,555	7,663,858
Sr. Unsec’d. Notes	3.600	11/01/24	10,000	10,460,325
Sr. Unsec’d. Notes(a)	4.650	10/15/25	16,430	17,922,503
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	12,970	13,360,763
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes	7.000	03/15/27	3,575	4,438,735
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	2.800	10/15/22	1,500	1,516,108
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	13,191	13,249,939
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.350	08/15/22	2,078	2,097,823
Sr. Unsec’d. Notes	4.300	03/04/24	22,995	24,312,896
Sr. Unsec’d. Notes	4.500	11/15/23	10,697	11,277,048

				390,015,488

Real Estate 0.2%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.125	03/20/22	18,000	18,059,458
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	12,558	13,733,705

				31,793,163

Real Estate Investment Trusts (REITs) 2.8%

AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN	3.450	06/01/25	5,774	6,136,992
Brandywine Operating Partnership LP,
Gtd. Notes	3.950	02/15/23	5,450	5,583,024
Gtd. Notes	4.100	10/01/24	15,500	16,370,990
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	26,313	26,267,257
Corporate Office Properties LP,
Gtd. Notes	2.250	03/15/26	6,860	6,931,211
Crown Castle International Corp.,
Sr. Unsec’d. Notes	1.350	07/15/25	8,630	8,533,832

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes(a)	2.900%	11/15/24	14,450	$14,946,780
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	27,550	26,887,758
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	15,603	16,179,482
Gtd. Notes	5.250	06/01/25	28,802	31,647,758
Gtd. Notes(a)	5.375	04/15/26	12,355	13,799,823
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24	3,700	3,871,421
Sr. Unsec’d. Notes, Series F(a)	4.500	02/01/26	4,000	4,302,377
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.300	11/15/28	11,480	11,364,380
Kimco Realty Corp.,
Sr. Unsec’d. Notes	1.900	03/01/28	35,310	34,834,119
Public Storage,
Sr. Unsec’d. Notes(a)	1.950	11/09/28	27,385	27,342,116
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	11,225	11,338,292
Sr. Unsec’d. Notes(a)	3.400	01/15/28	31,500	33,998,788
Sr. Unsec’d. Notes	4.600	02/06/24	14,000	14,886,272
Sabra Health Care LP,
Gtd. Notes(a)	5.125	08/15/26	8,950	9,860,069
Simon Property Group LP,
Sr. Unsec’d. Notes	2.000	09/13/24	16,800	17,106,789
Spirit Realty LP,
Gtd. Notes	2.100	03/15/28	14,165	13,853,993
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	6,385	6,656,438
Sr. Unsec’d. Notes	3.625	03/15/24	4,900	5,153,390
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	8.500	01/15/25	7,400	8,917,559
WP Carey, Inc.,
Sr. Unsec’d. Notes	4.250	10/01/26	1,100	1,205,392

				377,976,302
Retail 1.0%

7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A	0.800	02/10/24	16,850	16,656,485
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	24,993	26,758,414

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	41

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

AutoZone, Inc.,
Sr. Unsec’d. Notes	3.125%	04/18/24	28,390	$29,577,551
Costco Wholesale Corp.,
Sr. Unsec’d. Notes(a)	1.375	06/20/27	10,000	9,928,004
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.000	05/15/25	14,425	15,503,324
Ross Stores, Inc.,
Sr. Unsec’d. Notes(a)	0.875	04/15/26	33,315	32,342,544
Sr. Unsec’d. Notes	4.600	04/15/25	1,955	2,140,438

				132,906,760

Savings & Loans 0.2%

Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN	3.622(ff)	04/26/23	23,490	23,683,931

Semiconductors 1.7%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	75,432	75,824,822
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	29,460	30,755,376
Microchip Technology, Inc.,
Gtd. Notes	4.250	09/01/25	3,492	3,627,194
Sr. Sec’d. Notes(a)	2.670	09/01/23	84,009	85,859,626
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A	4.625	06/01/23	22,975	24,057,676
Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes	0.900	06/01/23	11,785	11,725,897
Sr. Unsec’d. Notes	1.800	06/01/26	7,000	6,933,663

				238,784,254

Software 1.4%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.150	03/01/26	14,320	13,971,950
Sr. Unsec’d. Notes	1.650	03/01/28	14,285	13,831,708
Fiserv, Inc.,
Sr. Unsec’d. Notes	3.800	10/01/23	7,805	8,162,700
Infor, Inc.,
Sr. Unsec’d. Notes, 144A	1.450	07/15/23	4,810	4,821,136
Sr. Unsec’d. Notes, 144A	1.750	07/15/25	6,934	6,900,891
Oracle Corp.,
Sr. Unsec’d. Notes	2.500	04/01/25	88,696	90,851,261

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.000%	09/15/25	35,570	$34,770,958
Sr. Unsec’d. Notes	3.650	09/15/23	14,750	15,372,470

				188,683,074

Telecommunications 2.3%

AT&T, Inc.,
Sr. Unsec’d. Notes(a)	1.650	02/01/28	26,730	26,177,215
Sr. Unsec’d. Notes(a)	1.700	03/25/26	36,550	36,399,437
Sr. Unsec’d. Notes	2.300	06/01/27	35,000	35,670,562
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	33,171	34,249,268
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes(a)	4.000	09/01/24	7,000	7,463,503
NTT Finance Corp. (Japan),
Gtd. Notes, 144A	1.162	04/03/26	31,055	30,430,298
Sprint Communications, Inc.,
Gtd. Notes	6.000	11/15/22	15,000	15,603,815
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	18,655	20,954,929
Gtd. Notes	7.625	02/15/25	6,950	8,006,265
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	2.050	02/15/28	6,765	6,728,524
Sr. Sec’d. Notes	3.500	04/15/25	64,668	68,530,574
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.100	03/22/28	31,185	31,280,226

				321,494,616

Transportation 0.4%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	7.000	12/15/25	3,750	4,525,010
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.625	06/01/25	19,455	21,329,297
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	26,000	27,244,797

				53,099,104

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	43

Schedule of Investments  (continued)

as of December 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A(a)	1.200%	11/15/25	10,930	$10,660,772
Sr. Unsec’d. Notes, 144A	1.700	06/15/26	25,675	25,444,534

				36,105,306

TOTAL CORPORATE BONDS (cost $11,189,591,033)				11,279,710,102

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.8%
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.600%)	1.399(c)	09/15/22	34,720	34,654,955
Series 2020-07, Class A2X, 144A, 1 Month LIBOR + 1.300%^	1.399(c)	09/15/22	15,000	15,000,000
Series 2021-10, Class A1X, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.599(c)	02/22/23	24,990	25,001,673
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.849(c)	03/31/23	24,960	24,993,596
PMT Credit Risk Transfer Trust, Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.917(c)	12/25/22	9,016	9,038,120

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $108,685,689)				108,688,344

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Notes	1.125	02/28/22(k)	4,200	4,206,563
U.S. Treasury Notes	1.250	03/31/28(k)	3,545	3,514,812
U.S. Treasury Notes	1.500	11/30/28	14,400	14,460,750
U.S. Treasury Notes	1.750	06/15/22(k)	605	609,372
U.S. Treasury Notes	1.750	12/31/24(k)	295	301,776

TOTAL U.S. TREASURY OBLIGATIONS (cost $23,125,638)				23,093,273

See Notes to Financial Statements.

44

Description	Shares	Value
PREFERRED STOCK 0.0%

Banks
Citigroup Capital XIII, 6.499%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a)
(cost $3,342,000)	132,000	$3,682,800

TOTAL LONG-TERM INVESTMENTS (cost $13,278,068,206)		13,366,411,787

SHORT-TERM INVESTMENTS 3.8%

AFFILIATED MUTUAL FUNDS 3.8%
PGIM Core Ultra Short Bond Fund(wa)	261,424,714	261,424,714
PGIM Institutional Money Market Fund (cost $258,357,339; includes $258,338,413 of cash collateral for securities on loan)(b)(wa)	258,574,420	258,393,418

TOTAL AFFILIATED MUTUAL FUNDS (cost $519,782,053)		519,818,132

	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BOND 0.0%

Electric
Pacific Gas & Electric Co., First Mortgage, SOFR + 1.150% (cost $2,530,000)	1.200%(c)	11/14/22	2,530	2,554,946

TOTAL SHORT-TERM INVESTMENTS (cost $522,312,053)				522,373,078

TOTAL INVESTMENTS 101.3% (cost $13,800,380,259)				13,888,784,865
Liabilities in excess of other assets(z) (1.3)%				(176,226,558)

NET ASSETS 100.0%				$13,712,558,307

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	45

Schedule of Investments  (continued)

as of December 31, 2021

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $15,000,000 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $253,520,922; cash collateral of $258,338,413 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (oo) Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
10,129	2 Year U.S. Treasury Notes	Mar. 2022	$2,209,862,932	$(2,403,610)
3,332	5 Year U.S. Treasury Notes	Mar. 2022	403,093,898	1,168,097
242	10 Year U.S. Treasury Notes	Mar. 2022	31,573,437	28,251

				(1,207,262)

Short Positions:
9	10 Year U.S. Ultra Treasury Notes	Mar. 2022	1,317,938	(22,527)

See Notes to Financial Statements.

46

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
443	20 Year U.S. Treasury Bonds	Mar. 2022	$71,073,812	$(524,883)
437	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	86,143,625	(1,229,998)

				(1,777,408)

				$(2,984,670)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Teck Resources Ltd.	06/20/23	5.000%(Q)	8,065	$(458,373)	$(545,816)	$(87,443)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Teck Resources Ltd.	06/20/26	5.000%(Q)	40,000	1.112%	$6,417,995	$6,766,079	$348,084

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Eastman Chemical Co.	12/20/23	1.000%(Q)	7,950	$(126,802)	$(77,427)	$(49,375)	Goldman Sachs International
Host Hotels & Resorts LP	12/20/25	1.000%(Q)	4,250	(17,818)	114,941	(132,759)	Goldman Sachs International
Marriott International, Inc.	06/20/25	1.000%(Q)	3,500	(56,110)	112,817	(168,927)	Morgan Stanley & Co. International PLC

				$(200,730)	$150,331	$(351,061)

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	47

Schedule of Investments  (continued)

as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	06/20/22	5.000%(Q)	10,000	1.369%	$188,123	$169,097	$19,026	Credit Suisse International

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

48

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
98,646	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	$290,461	$(171,824)	$(462,285)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$396,855	$(77,427)	$19,026	$(351,061)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$34,275,000	$8,455,047

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations.	$—	$1,715,725,964	$—
Commercial Mortgage-Backed Securities	—	235,511,304	—
Corporate Bonds	—	11,279,710,102	—
Residential Mortgage-Backed Securities	—	93,688,344	15,000,000
U.S. Treasury Obligations	—	23,093,273	—
Preferred Stock	3,682,800	—	—

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	49

Schedule of Investments  (continued)

as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$519,818,132	$—	$—
Corporate Bond	—	2,554,946	—

Total	$523,500,932	$13,350,283,933	$15,000,000

Other Financial Instruments*
Assets
Futures Contracts	$1,196,348	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	348,084	—
OTC Credit Default Swap Agreement	—	188,123	—

Total	$1,196,348	$536,207	$—

Liabilities
Futures Contracts	$(4,181,018)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(87,443)	—
OTC Credit Default Swap Agreements	—	(200,730)	—
Centrally Cleared Interest Rate Swap Agreement	—	(462,285)	—

Total	$(4,181,018)	$(750,458)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	24.1%
Collateralized Loan Obligations	12.5
Electric	7.2
Auto Manufacturers	4.5
Pharmaceuticals	4.3
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	3.8
Oil & Gas	3.6
Pipelines	2.8
Real Estate Investment Trusts (REITs)	2.8
Telecommunications	2.3
Commercial Services	2.1
Media	1.9
Packaging & Containers	1.8
Semiconductors	1.7
Chemicals	1.7
Commercial Mortgage-Backed Securities	1.7
Healthcare-Services	1.6
Diversified Financial Services	1.5

Computers	1.4%
Software	1.4
Aerospace & Defense	1.3
Agriculture	1.3
Insurance	1.2
Foods	1.0
Retail	1.0
Airlines	0.9
Residential Mortgage-Backed Securities	0.8
Lodging	0.7
Miscellaneous Manufacturing	0.6
Gas	0.6
Electronics	0.6
Building Materials	0.5
Beverages	0.5
Machinery-Diversified	0.4
Home Furnishings	0.4
Apparel	0.4
Transportation	0.4
Housewares	0.4
Home Builders	0.3

See Notes to Financial Statements.

50

Industry Classification (continued):

Office/Business Equipment	0.3%
Iron/Steel	0.3
Mining	0.3
Trucking & Leasing	0.3
Auto Parts & Equipment	0.3
Internet	0.2
Healthcare-Products	0.2
Real Estate	0.2
Forest Products & Paper	0.2
Machinery-Construction & Mining	0.2
Savings & Loans	0.2

U.S. Treasury Obligations	0.2%
Oil & Gas Services	0.2
Household Products/Wares	0.1
Biotechnology	0.1

101.3
Liabilities in excess of other assets	(1.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$348,084	*	Due from/to broker-variation margin swaps	$87,443	*
Credit contracts	Premiums paid for OTC swap agreements	396,855		Premiums received for OTC swap agreements	77,427
Credit contracts	Unrealized appreciation on OTC swap agreements	19,026		Unrealized depreciation on OTC swap agreements	351,061
Interest rate contracts	Due from/to broker-variation margin futures	1,196,348	*	Due from/to broker-variation margin futures	4,181,018	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	462,285	*

		$1,960,313			$5,159,234

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	51

Schedule of Investments  (continued)

as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$24,074
Interest rate contracts	(3,493,949)	—

Total	$(3,493,949)	$24,074

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$313,681
Interest rate contracts	(4,967,517)	(462,285)

Total	$(4,967,517)	$(148,604)

For the year ended December 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)		Futures Contracts— Short Positions(1)
$2,493,081,874		$553,495,552

	Interest Rate Swap Agreements(1)
	$19,729,200

Credit Default Swap Agreements— Buy Protection(1)		Credit Default Swap Agreements— Sell Protection(1)
$23,765,000		$26,000,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

See Notes to Financial Statements.

52

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$253,520,922	$(253,520,922)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Credit Suisse International	$188,123	$—	$188,123	$(188,123)	$—
Goldman Sachs International	114,941	(259,561)	(144,620)	—	(144,620)
Morgan Stanley & Co. International PLC	112,817	(168,927)	(56,110)	—	(56,110)

	$415,881	$(428,488)	$(12,607)	$(188,123)	$(200,730)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	53

Statement of Assets & Liabilities

as of December 31, 2021

Assets
Investments at value, including securities on loan of $253,520,922:
Unaffiliated investments (cost $13,280,598,206)	$13,368,966,733
Affiliated investments (cost $519,782,053)	519,818,132
Dividends and interest receivable	86,042,671
Receivable for Fund shares sold	40,119,912
Deposit with broker for centrally cleared/exchange-traded derivatives	34,275,000
Premiums paid for OTC swap agreements	396,855
Unrealized appreciation on OTC swap agreements	19,026
Prepaid expenses	63,188

Total Assets	14,049,701,517

Liabilities
Payable to broker for collateral for securities on loan	258,338,413
Payable for Fund shares purchased	67,291,587
Dividends payable	4,126,977
Management fee payable	3,737,550
Accrued expenses and other liabilities	2,201,757
Distribution fee payable	704,459
Unrealized depreciation on OTC swap agreements	351,061
Due to broker—variation margin futures	210,246
Premiums received for OTC swap agreements	77,427
Due to broker—variation margin swaps	68,942
Affiliated transfer agent fee payable	34,791

Total Liabilities	337,143,210

Net Assets	$13,712,558,307

Net assets were comprised of:
Common stock, at par	$12,286,859
Paid-in capital in excess of par	13,994,894,801
Total distributable earnings (loss)	(294,623,353)

Net assets, December 31, 2021	$13,712,558,307

See Notes to Financial Statements.

54

Class A
Net asset value and redemption price per share, ($1,665,931,188 ÷ 149,604,302 shares of common stock issued and outstanding)	$11.14
Maximum sales charge (2.25% of offering price)	0.26

Maximum offering price to public	$11.40

Class C
Net asset value, offering price and redemption price per share, ($333,417,440 ÷ 29,941,965 shares of common stock issued and outstanding)	$11.14

Class R
Net asset value, offering price and redemption price per share, ($138,544,650 ÷ 12,442,395 shares of common stock issued and outstanding)	$11.13

Class Z
Net asset value, offering price and redemption price per share, ($8,985,210,612 ÷ 804,920,033 shares of common stock issued and outstanding)	$11.16

Class R2
Net asset value, offering price and redemption price per share, ($1,941,473 ÷ 173,653 shares of common stock issued and outstanding)	$11.18

Class R4
Net asset value, offering price and redemption price per share, ($1,019,951 ÷ 91,226 shares of common stock issued and outstanding)	$11.18

Class R6
Net asset value, offering price and redemption price per share, ($2,586,492,993 ÷ 231,512,365 shares of common stock issued and outstanding)	$11.17

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	55

Statement of Operations

Year Ended December 31, 2021

Net Investment Income (Loss)
Income
Interest income	$291,401,867
Affiliated dividend income	399,123
Income from securities lending, net (including affiliated income of $196,968)	275,423
Unaffiliated dividend income	218,718

Total income	292,295,131

Expenses
Management fee	50,984,947
Distribution fee(a)	9,462,841
Shareholder servicing fees(a)	2,436
Transfer agent’s fees and expenses (including affiliated expense of $336,857)(a)	11,862,683
Custodian and accounting fees	660,234
Shareholders’ reports	524,969
Registration fees(a)	396,041
SEC registration fees	185,309
Directors’ fees	153,450
Legal fees and expenses	87,382
Audit fee	42,000
Miscellaneous	163,835

Total expenses	74,526,127
Less: Fee waiver and/or expense reimbursement(a)	(3,756,989)
Distribution fee waiver(a)	(349,854)

Net expenses	70,419,284

Net investment income (loss)	221,875,847

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(61,215))	71,483,302
Futures transactions	(3,493,949)
Swap agreement transactions	24,074

68,013,427

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,131)	(344,557,691)
Futures	(4,967,517)
Swap agreements	(148,604)
Foreign currencies	(1,576)

(349,675,388)

Net gain (loss) on investment and foreign currency transactions	(281,661,961)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(59,786,114)

See Notes to Financial Statements.

56

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	4,518,091	3,891,316	1,049,562	—	3,872	—	—
Shareholder servicing fees	—	—	—	—	1,550	886	—
Transfer agent’s fees and expenses	1,295,023	309,565	218,965	9,997,384	2,738	1,102	37,906
Registration fees	72,345	30,429	16,809	147,935	15,060	13,684	99,779
Fee waiver and/or expense reimbursement	(186,144)	(40,080)	(14,414)	(3,114,925)	(15,646)	(13,554)	(372,226)
Distribution fee waiver	—	—	(349,854)	—	—	—	—

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	57

Statements of Changes in Net Assets

	Year Ended December 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$221,875,847	$240,275,721
Net realized gain (loss) on investment transactions	68,013,427	83,129,210
Net change in unrealized appreciation (depreciation) on investments	(349,675,388)	286,673,377

Net increase (decrease) in net assets resulting from operations	(59,786,114)	610,078,308

Dividends and Distributions
Distributions from distributable earnings
Class A	(34,763,726)	(45,602,484)
Class B	—	(6,140)
Class C	(4,546,688)	(8,399,708)
Class R	(2,211,836)	(2,665,598)
Class Z	(191,696,050)	(178,276,914)
Class R2	(26,812)	(9,782)
Class R4	(17,580)	(8,357)
Class R6	(50,883,600)	(39,118,669)

	(284,146,292)	(274,087,652)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	5,596,275,206	6,942,915,326
Net asset value of shares issued in reinvestment of dividends and distributions	236,856,865	231,608,249
Cost of shares purchased	(4,447,160,218)	(4,708,746,606)

Net increase (decrease) in net assets from Fund share transactions	1,385,971,853	2,465,776,969

Total increase (decrease)	1,042,039,447	2,801,767,625

Net Assets:
Beginning of year	12,670,518,860	9,868,751,235

End of year	$13,712,558,307	$12,670,518,860

See Notes to Financial Statements.

58

Financial Highlights

Class A Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.42	$11.11	$10.71	$10.95	$11.01
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.22	0.26	0.24	0.21
Net realized and unrealized gain (loss) on
investment transactions	(0.23)	0.34	0.43	(0.20)	-
Total from investment operations	(0.06)	0.56	0.69	0.04	0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.25)	(0.29)	(0.28)	(0.27)
Net asset value, end of year	$11.14	$11.42	$11.11	$10.71	$10.95
Total Return(b):	(0.56)%	5.13%	6.47%	0.34%	1.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,665,931	$1,837,307	$1,609,745	$1,173,934	$1,373,562
Average net assets (000)	$1,807,236	$2,048,213	$1,352,830	$1,273,713	$1,413,981
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.76%	0.80%	0.79%	0.78%
Expenses before waivers and/or expense reimbursement	0.72%	0.77%	0.80%	0.79%	0.78%
Net investment income (loss)	1.46%	1.93%	2.33%	2.20%	1.90%
Portfolio turnover rate(e)	32%	36%	60%	36%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	59

Financial Highlights (continued)

Class C Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.42	$11.11	$10.72	$10.95	$11.01
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.14	0.18	0.16	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.23)	0.34	0.42	(0.19)	-
Total from investment operations	(0.15)	0.48	0.60	(0.03)	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.17)	(0.21)	(0.20)	(0.19)
Net asset value, end of year	$11.14	$11.42	$11.11	$10.72	$10.95
Total Return(b):	(1.31)%	4.40%	5.63%	(0.27)%	1.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$333,417	$495,994	$599,005	$825,668	$1,138,547
Average net assets (000)	$389,132	$534,970	$722,408	$970,998	$1,298,103
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.49%	1.49%	1.52%
Expenses before waivers and/or expense reimbursement	1.48%	1.48%	1.49%	1.49%	1.52%
Net investment income (loss)	0.71%	1.27%	1.65%	1.49%	1.16%
Portfolio turnover rate(e)	32%	36%	60%	36%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Class R Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.42	$11.11	$10.72	$10.95	$11.01
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.19	0.22	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.24)	0.34	0.42	(0.19)	-
Total from investment operations	(0.11)	0.53	0.64	0.01	0.18
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.22)	(0.25)	(0.24)	(0.24)
Net asset value, end of year	$11.13	$11.42	$11.11	$10.72	$10.95
Total Return(b):	(0.99)%	4.86%	6.03%	0.13%	1.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$138,545	$143,094	$138,971	$143,370	$167,645
Average net assets (000)	$139,942	$133,401	$139,946	$156,009	$172,119
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.02%	1.11%	1.09%	1.05%
Expenses before waivers and/or expense reimbursement	1.31%	1.28%	1.36%	1.34%	1.30%
Net investment income (loss)	1.12%	1.70%	2.02%	1.90%	1.62%
Portfolio turnover rate(e)	32%	36%	60%	36%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	61

Financial Highlights (continued)

Class Z Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.45	$11.14	$10.74	$10.98	$11.04
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.29	0.27	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.24)	0.35	0.43	(0.21)	-
Total from investment operations	(0.05)	0.60	0.72	0.06	0.24
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.29)	(0.32)	(0.30)	(0.30)
Net asset value, end of year	$11.16	$11.45	$11.14	$10.74	$10.98
Total Return(b):	(0.41)%	5.43%	6.75%	0.61%	2.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,985,211	$8,371,100	$6,187,736	$5,716,205	$6,791,114
Average net assets (000)	$8,893,589	$7,069,401	$5,905,291	$6,387,796	$6,712,127
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.47%	0.47%	0.52%	0.53%	0.53%
Expenses before waivers and/or expense reimbursement	0.51%	0.50%	0.53%	0.53%	0.53%
Net investment income (loss)	1.69%	2.22%	2.61%	2.46%	2.15%
Portfolio turnover rate(e)	32%	36%	60%	36%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class R2 Shares
	Year Ended December 31,				December 27, 2017(a) through December 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.47	$11.15	$10.75	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.20	0.24	0.23	-(c)
Net realized and unrealized gain (loss) on investment transactions	(0.23)	0.36	0.43	(0.21)	-(c)
Total from investment operations	(0.09)	0.56	0.67	0.02	-
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.24)	(0.27)	(0.26)	-(c)
Net asset value, end of period	$11.18	$11.47	$11.15	$10.75	$10.99
Total Return(d):	(0.81)%	5.09%	6.32%	0.23%	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,941	$919	$188	$61	$10
Average net assets (000)	$1,549	$477	$91	$24	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.91%	0.92%	0.91%(f)
Expenses before waivers and/or expense reimbursement	1.89%	6.58%	22.41%	83.41%	174.19%(f)
Net investment income (loss)	1.27%	1.74%	2.20%	2.13%	1.82%(f)
Portfolio turnover rate(g)	32%	36%	60%	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	63

Financial Highlights (continued)

Class R4 Shares
	Year Ended December 31,				December 27, 2017(a) through December 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.46	$11.15	$10.76	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.24	0.27	0.26	-(c)
Net realized and unrealized gain (loss) on investment transactions	(0.22)	0.34	0.42	(0.20)	-(c)
Total from investment operations	(0.05)	0.58	0.69	0.06	-
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.30)	(0.29)	-(c)
Net asset value, end of period	$11.18	$11.46	$11.15	$10.76	$10.99
Total Return(d):	(0.47)%	5.26%	6.49%	0.59%	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,020	$439	$546	$375	$10
Average net assets (000)	$887	$347	$585	$69	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.67%	0.67%	0.66%(f)
Expenses before waivers and/or expense reimbursement	2.16%	8.45%	4.00%	29.85%	173.93%(f)
Net investment income (loss)	1.52%	2.11%	2.46%	2.45%	2.08%(f)
Portfolio turnover rate(g)	32%	36%	60%	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Class R6 Shares
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.46	$11.14	$10.75	$10.99	$11.05
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.26	0.30	0.28	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.24)	0.36	0.42	(0.20)	-
Total from investment operations	(0.04)	0.62	0.72	0.08	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.30)	(0.33)	(0.32)	(0.31)
Net asset value, end of year	$11.17	$11.46	$11.14	$10.75	$10.99
Total Return(b):	(0.31)%	5.62%	6.76%	0.72%	2.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,586,493	$1,821,666	$1,331,608	$1,216,253	$1,020,248
Average net assets (000)	$2,277,111	$1,498,054	$1,261,494	$1,139,003	$741,165
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.42%	0.42%	0.42%
Expenses before waivers and/or expense reimbursement	0.40%	0.40%	0.42%	0.42%	0.42%
Net investment income (loss)	1.77%	2.31%	2.71%	2.58%	2.27%
Portfolio turnover rate(e)	32%	36%	60%	36%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	65

Notes to Financial Statements

1.    Organization

Prudential Short-Term Corporate Bond Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and PGIM Short-Term Corporate Bond Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek high current income consistent with the preservation of principal.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

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Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Short-Term Corporate Bond Fund	67

Notes to Financial Statements (continued)

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

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Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

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Notes to Financial Statements (continued)

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the

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amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Notes to Financial Statements (continued)

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (the “subadviser”). The Manager pays for the services of the subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.38% of average daily net assets up to $10 billion and 0.37% of average daily net assets over $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.38% for the year ended December 31, 2021.

The Manager has contractually agreed, through April 30, 2023, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 0.47% of average daily net assets for Class Z shares, 0.88% of average daily net assets for Class R2 shares,

0.63% of average daily net assets for Class R4 shares, and 0.38% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other

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Notes to Financial Statements (continued)

share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS contractually agreed through April 30, 2023 to limit such fees to 0.50% of the average daily net assets of Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended December 31, 2021, PIMS received $1,871,006 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended December 31, 2021, PIMS received $207,803 and $75,357 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2021, were $5,497,124,232 and $4,142,529,579, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$241,136,688	$3,209,472,721	$3,189,184,695	$—	$—	$261,424,714	261,424,714	$399,123

PGIM Institutional Money Market Fund(1)(b)(wa)
304,276,942	1,362,523,196	1,408,346,636	1,131	(61,215)	258,393,418	258,574,420	196,968	(2)

$545,413,630	$4,571,995,917	$4,597,531,331	$1,131	$(61,215)	$519,818,132		$596,091

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

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Notes to Financial Statements (continued)

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the years ended December 31, 2021 and December 31, 2020, the tax character of dividends paid by the Fund were $284,146,292 and $274,087,652 of ordinary income, respectively.

As of December 31, 2021, the accumulated undistributed earnings on a tax basis was $47,831 of distributable earnings.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$13,926,979,209	$163,432,844	$(204,826,109)	$(41,393,265)

The difference between GAAP and tax basis were primarily attributable to the differences in the treatment of accreting market discount and premium amortization for GAAP and tax purposes, futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2021 of approximately $253,278,000 which can be carried forward for an unlimited period. The Fund utilized approximately $52,420,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

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7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 30,025,000,000 shares of capital stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	3,500,000,000
Class B	5,000,000
Class C	700,000,000
Class R	250,000,000
Class Z	15,000,000,000
Class T	170,000,000
Class R2	200,000,000
Class R4	200,000,000
Class R6	10,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of December 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	5,298	0.1%
Class Z	918	0.1%
Class R6	519,051	0.2%

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Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	83.8%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2021:
Shares sold	47,013,598	$531,966,348
Shares issued in reinvestment of dividends and distributions	2,743,573	30,960,017
Shares purchased	(74,226,035)	(839,128,363)

Net increase (decrease) in shares outstanding before conversion	(24,468,864)	(276,201,998)
Shares issued upon conversion from other share class(es)	16,651,015	188,952,374
Shares purchased upon conversion into other share class(es)	(3,446,414)	(38,938,529)

Net increase (decrease) in shares outstanding	(11,264,263)	$(126,188,153)

Year ended December 31, 2020:
Shares sold	143,553,675	$1,597,601,403
Shares issued in reinvestment of dividends and distributions	3,808,559	42,644,950
Shares purchased	(142,590,346)	(1,605,069,899)

Net increase (decrease) in shares outstanding before conversion	4,771,888	35,176,454
Shares issued upon conversion from other share class(es)	15,635,765	175,539,385
Shares purchased upon conversion into other share class(es)	(4,462,361)	(50,131,802)

Net increase (decrease) in shares outstanding	15,945,292	$160,584,037

Class B
Period ended June 26, 2020*:
Shares sold	5,160	$57,468
Shares issued in reinvestment of dividends and distributions	455	5,010
Shares purchased	(13,752)	(151,158)

Net increase (decrease) in shares outstanding before conversion	(8,137)	(88,680)
Shares purchased upon conversion into other share class(es)	(77,619)	(865,799)

Net increase (decrease) in shares outstanding	(85,756)	$(954,479)

78

Class C	Shares	Amount
Year ended December 31, 2021:
Shares sold	6,277,117	$71,043,813
Shares issued in reinvestment of dividends and distributions	361,858	4,086,106
Shares purchased	(7,401,573)	(83,509,339)

Net increase (decrease) in shares outstanding before conversion	(762,598)	(8,379,420)
Shares purchased upon conversion into other share class(es)	(12,721,732)	(144,600,233)

Net increase (decrease) in shares outstanding	(13,484,330)	$(152,979,653)

Year ended December 31, 2020:
Shares sold	10,982,781	$123,047,035
Shares issued in reinvestment of dividends and distributions	647,468	7,234,724
Shares purchased	(9,319,665)	(103,668,576)

Net increase (decrease) in shares outstanding before conversion	2,310,584	26,613,183
Shares issued upon conversion from other share class(es)	18	204
Shares purchased upon conversion into other share class(es)	(12,803,858)	(143,814,385)

Net increase (decrease) in shares outstanding	(10,493,256)	$(117,200,998)

Class R
Year ended December 31, 2021:
Shares sold	1,271,034	$14,337,201
Shares issued in reinvestment of dividends and distributions	195,715	2,208,515
Shares purchased	(1,552,783)	(17,552,514)

Net increase (decrease) in shares outstanding before conversion	(86,034)	(1,006,798)
Shares purchased upon conversion into other share class(es)	(1,144)	(12,962)

Net increase (decrease) in shares outstanding	(87,178)	$(1,019,760)

Year ended December 31, 2020:
Shares sold	2,498,147	$28,154,067
Shares issued in reinvestment of dividends and distributions	236,257	2,641,794
Shares purchased	(2,631,683)	(29,159,345)

Net increase (decrease) in shares outstanding before conversion	102,721	1,636,516
Shares purchased upon conversion into other share class(es)	(84,062)	(951,766)

Net increase (decrease) in shares outstanding	18,659	$684,750

Class Z
Year ended December 31, 2021:
Shares sold	339,652,693	$3,850,635,089
Shares issued in reinvestment of dividends and distributions	13,240,005	149,770,086
Shares purchased	(265,907,331)	(3,009,135,637)

Net increase (decrease) in shares outstanding before conversion	86,985,367	991,269,538
Shares issued upon conversion from other share class(es)	4,022,627	45,581,721
Shares purchased upon conversion into other share class(es)	(17,255,820)	(195,736,960)

Net increase (decrease) in shares outstanding	73,752,174	$841,114,299

Year ended December 31, 2020:
Shares sold	395,661,265	$4,417,801,525
Shares issued in reinvestment of dividends and distributions	12,487,159	140,242,032
Shares purchased	(234,114,243)	(2,600,728,287)

Net increase (decrease) in shares outstanding before conversion	174,034,181	1,957,315,270
Shares issued upon conversion from other share class(es)	5,421,136	61,007,517
Shares purchased upon conversion into other share class(es)	(3,964,019)	(44,563,410)

Net increase (decrease) in shares outstanding	175,491,298	$1,973,759,377

PGIM Short-Term Corporate Bond Fund	79

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended December 31, 2021:
Shares sold	102,845	$1,170,345
Shares issued in reinvestment of dividends and distributions	2,367	26,793
Shares purchased	(11,695)	(133,020)

Net increase (decrease) in shares outstanding	93,517	$1,064,118

Year ended December 31, 2020:
Shares sold	79,782	$901,413
Shares issued in reinvestment of dividends and distributions	864	9,748
Shares purchased	(10,763)	(118,751)

Net increase (decrease) in shares outstanding before conversion	69,883	792,410
Shares purchased upon conversion into other share class(es)	(6,594)	(75,264)

Net increase (decrease) in shares outstanding	63,289	$717,146

Class R4
Year ended December 31, 2021:
Shares sold	100,439	$1,142,351
Shares issued in reinvestment of dividends and distributions	124	1,400
Shares purchased	(52,144)	(592,176)

Net increase (decrease) in shares outstanding before conversion	48,419	551,575
Shares issued upon conversion from other share class(es)	4,509	51,611

Net increase (decrease) in shares outstanding	52,928	$603,186

Year ended December 31, 2020:
Shares sold	25,308	$282,911
Shares issued in reinvestment of dividends and distributions	47	527
Shares purchased	(45,833)	(510,462)

Net increase (decrease) in shares outstanding before conversion	(20,478)	(227,024)
Shares issued upon conversion from other share class(es)	9,858	112,678
Shares purchased upon conversion into other share class(es)	(18)	(204)

Net increase (decrease) in shares outstanding	(10,638)	$(114,550)

80

Class R6	Shares	Amount
Year ended December 31, 2021:
Shares sold	99,293,664	$1,125,980,059
Shares issued in reinvestment of dividends and distributions	4,401,155	49,803,948
Shares purchased	(43,902,494)	(497,109,169)

Net increase (decrease) in shares outstanding before conversion	59,792,325	678,674,838
Shares issued upon conversion from other share class(es)	12,914,161	146,715,935
Shares purchased upon conversion into other share class(es)	(176,880)	(2,012,957)

Net increase (decrease) in shares outstanding	72,529,606	$823,377,816

Year ended December 31, 2020:
Shares sold	68,882,667	$775,069,504
Shares issued in reinvestment of dividends and distributions	3,455,451	38,829,464
Shares purchased	(33,171,985)	(369,340,128)

Net increase (decrease) in shares outstanding before conversion	39,166,133	444,558,840
Shares issued upon conversion from other share class(es)	381,771	4,304,149
Shares purchased upon conversion into other share class(es)	(49,903)	(561,303)

Net increase (decrease) in shares outstanding	39,498,001	$448,301,686

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended December 31, 2021.

PGIM Short-Term Corporate Bond Fund	81

Notes to Financial Statements (continued)

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

82

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

PGIM Short-Term Corporate Bond Fund	83

Notes to Financial Statements (continued)

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only

84

insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Short-Term Corporate Bond Fund	85

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Short-Term Corporate Bond Fund, Inc. and Shareholders of PGIM Short-Term Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short-Term Corporate Bond Fund (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 15, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

86

Tax Information (unaudited)

For the year ended December 31, 2021, the Fund reports the maximum amount allowable but not less than 71.72% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

PGIM Short-Term Corporate Bond Fund	87

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since December 2021) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund
	(1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since
	January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short-Term Corporate Bond Fund

MAIL	TELEPHONE	WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short-Term Corporate Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT-TERM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PBSMX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX

CUSIP	74441R102	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

MF140E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $38,000 and $38,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended December 31, 2020, fees of $4,958 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(d) All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2021 and December 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

     (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

     (3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 15, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 15, 2022